UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 24, 2003
                                                    --------------

                                RENT SHIELD CORP.
                                -----------------
             (Exact name of registrant as Specified in its charter)

        Florida                        0-50046                59-1082128
        -------                        -------                ----------
(State or other jurisdiction   (Commission file number)      (IRS Employer
      of incorporation)                                   Identification Number)

                               100 Scarsdale Road
                                   Suite 200
                        Toronto, Ontario, Canada M3B 2RB
                                 (416) 391-4223

                              E Hobby Network, Inc.
                              ---------------------
         (Former name and former address, if changed since last report)


This amended Form 8-K relates to the transaction on April 21, 2003 pursuant to which Rent Shield Corp. completed a reorganization in which it acquired Rent Guard Corporation. As permitted, the original Form 8-K omitted the financial statements of Corporation and pro forma financial statements required by Form 8-K. This amendment is filed to provide the required financial statements and pro forma financial statements.

Item 7.    Financial Statements and Exhibits


    (a)    Financial Statements of Businesses Acquired

           Rent Guard Corporation

               Independent Auditor's Report.......................................................... F-1

               Consolidated Balance Sheet - March 31, 2003........................................... F-2

               Consolidated Statement of Operations for the Period from Inception
                 (February 27, 2003) to March 31, 2003............................................... F-3

               Consolidated Statement of Cash Flows for the Period from Inception
                 (February 27, 2003) to March 31, 2003............................................... F-4

               Consolidated Statement of Stockholders' Equity for the Period from
                 Inception (February 27, 2003) to March 31, 2003..................................... F-5

               Notes to Consolidated Financial Statements............................................ F-6

    (b)    Pro Forma Financial Information

               Summary Unaudited Pro Forma Consolidated Financial Data............................... F-10

               Pro Forma Consolidated Balance Sheet - March 31, 2003................................. F-11

               Pro Forma Consolidated Statement of Operations for the Year Ended
                 December 31, 2002 and for the Three Months Ended March 31, 2003..................... F-12

               Notes to Pro Forma Consolidated Financial Data........................................ F-13

    (c)    Exhibits

               None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange ct of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   RENT SHIELD CORP.



Dated:  August 13, 2003                            By: Stephen Stonhill
                                                       ----------------
                                              \        Chief Executive Officer

To the Board of Directors of
Rent Guard Corporation
Miami, Florida

We have audited the accompanying consolidated balance sheet of Rent Guard Corporation (A Development Stage Company) as of March 31, 2003 and the related consolidated statements of operations, stockholders' equity and cash flows for the period from inception (February 27, 2003) to March 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rent Guard Corporation (A Development Stage Company) as of March 31, 2003 and the results of its operations and its cash flows for the initial period then ended in conformity with accounting principles generally accepted in the United States of America.





                                 SAMUEL KLEIN AND COMPANY



Newark, New Jersey
August 11, 2003

                             RENT GUARD CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)

                           CONSOLIDATED BALANCE SHEET

                                 MARCH 31, 2003



ASSETS
-------

Current Assets:
  Cash and cash equivalents                             $     --
                                                        --------

        Total Current Assets                                  --

Other Assets                                                  --
                                                        --------

        Total Assets                                    $     --
                                                        ========


LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current Liabilities:
  Accounts payable and accrued expenses                 $     --
                                                        --------

        Total Current Liabilities                             --
                                                        --------

Stockholders' Equity:
  Common stock, authorized 20,000,000 shares, no
    par value, issued and oustanding 20,000,000
    shares                                                20,000
  Deficit accumulated during the development stage       (20,000)
                                                        --------
        Total Stockholders' Equity                            --
                                                        --------

        Total Liabilities and Stockholders' Equity      $     --
                                                        ========


____________________

The accompanyng notes are an integral part of these financial statements.

                             RENT GUARD CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)

                      CONSOLIDATED STATEMENT OF OPERATIONS

       FOR THE PERIOD FROM INCEPTION (FEBRUARY 27, 2003) TO MARCH 31, 2003







Revenues                                    $         --
                                            ------------

Costs and Expenses:
  General and administrative expenses             20,000
                                            ------------
        Total Costs and Expenses                  20,000
                                            ------------

Loss from Operations                             (20,000)

Other Income (Expenses)                               --
                                            ------------

Net Loss                                    $    (20,000)
                                            ============

Loss per Share:

  Basic and diluted loss per share          $         --
                                            ============

  Diluted loss per share                    $         --
                                            ============

  Basic and diluted shares outstanding      $ 20,000,000
                                            ============





____________________

The accompanying notes are an integral part of these financial statements.

                             RENT GUARD CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS

       FOR THE PERIOD FROM INCEPTION (FEBRUARY 27, 2003) TO MARCH 31, 2003





Cash Flows from Operating Activities:
  Net loss                                                    $20,000
                                                              -------

        Net Cash Used in Operating Activities                 $20,000
                                                              -------

Cash Flows from Financing Activities:
  Net proceeds in connection with the issuance of
    common stock and warrants                                  20,000
                                                              -------

        Net cash used in financing activities                  20,000
                                                              -------

Net Increase in Cash and Cash Equivalents                          --

Cash and Cash Equivalents, Inception, February 27, 2003            --
                                                              -------

Cash and Cash Equivalents, End of Period, March 31, 2003      $    --
                                                              =======


Supplemental Disclosures of Cash Flow Information:
  Cash paid during the period for:
    Interest                                                  $    --
                                                              =======
    Taxes                                                     $    --
                                                              =======




____________________

The accompanying notes are an integral part of these financial statements.

                             RENT GUARD CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

       FOR THE PERIOD FROM INCEPTION (FEBRUARY 27, 2003) TO MARCH 31, 2003




                                                                           Deficit)
                                                                         Accumulated
                                                                         During the
                                              Number                     Development
                                             of Shares       Amount         Stage          Total

At Inception on February 27, 2003                         $        --    $        --    $        --

Issuance of common stock                    20,000,000         20,000         20,000

Net Loss for the Period from Inception
  (February 27, 2003) to March 31, 2003             --             --        (20,000)        (20,000)
                                           -----------    -----------    -----------     -----------

Balances March 31, 2003                     20,000,000    $    20,000    $   (20,000)    $        --
                                           ===========    ===========    ===========     ===========





____________________

The accompanying notes are an integral part of these financial statements.

                             RENT GUARD CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)


                          NOTES TO FINANCIAL STATEMENTS



1.  THE COMPANY AND SIGNIFICANT ACCOUNTING POLCIES

The Company
-----------

The Company, Rent Guard Corporation was incorporated in the State of Florida on February 27, 2003 and was formed to develop, market and distribute credit insurance and related products in particular its RentGard(TM) rental insurance product that will be marketed to landlords across North America.

On April 24, 2003, Rent Guard Corporation and Rent Shield Corp. (formerly E. Hobby Network Inc.) (a publicly traded Florida corporation) completed a planned stock exchange Agreement. Under the terms of the agreement Rent Shield issued to the holders of Rent Guard's common stock 60,000,000 shares of its Series A Preferred Stock in exchange of the outstanding shares of Rent Guard's common stock. Each share of preferred stock is entitled to one vote per share and as such the shareholders of Rent Guard Corporation will control approximately 83% of the voting shares.

The transactions were accounted for as a purchase. However, since the stockholders of Rent Guard will own approximately 83% of Rent Shield's outstanding shares, and therefore have control, they were deemed to be the acquirer and no step up in basis was reflected and no goodwill was recorded by the Company. This accounting treatment is in accordance with the Securities and Exchange Commission staff's view that the acquisition by a public shell of assets of a business from a private company for a significant number of shares should be accounted for at historical costs and accounted for as a reverse merger.

Cash and Cash Equivalents
-------------------------

The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Use of Management's Estimates
-----------------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Impairment of Long-Lived Assets
-------------------------------

The Company adopted Statement of Financial Accounting Standards No. 144 (SFAS
144) "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS supercedes SFAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of." SFAS 144 requires that is events or changes in circumstances indicate that the cost of long-lived assets or asset groups may be impaired, an evaluation of recoverability would be performed by comparing the estimated future undiscounted cash flows associated with the asset to the asset's carrying value to determine if a writedown to market value would be required. Long-lived assets or asset groups that meet the criteria in SFAS 144 as being held for disposal by sale are reflected at the lower of their carrying amount or fair market value, less costs to sell.

                             RENT GUARD CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)


                          NOTES TO FINANCIAL STATEMENTS

1.  THE COMPANY AND SIGNIFICANT ACCOUNTING POLCIES (Continued)

Advertising and Promotional Costs
---------------------------------

Advertising expenditures of the Company's programs and services will be expensed in the period the advertising costs are incurred.

Comprehensive Income
---------------------

The Company reports components of comprehensive income under the requirements of Statement of Financial Accounting Standards No. 130, (SFAS 130) "Reporting Comprehensive Income." This statement establishes rules for the reporting of comprehensive income and its components which require that certain items such as foreign currency translation adjustments, unrealized gains and losses on certain investments in debt and equity securities, minimum pension liability adjustments and unearned compensation expense related to stock issuances to employees be presented as separate components of stockholders' equity.

Start-Up Activities
-------------------

Start-Up Activities are accounted for in accordance with the American Institute of Certified Public Accountants' Statement of Position 98-5 (SOP 98-5), "Reporting the Costs of Start-Up Activities." SOP 98-5 requires start-up costs, as defined, to be expensed as incurred and is effective for financial statements for fiscal years beginning after December 15, 1998. The Company currently expenses all start-up costs as incurred and the application of SOP 98-5 had no material impact on the Company's financial statements.

Reclassifications
-----------------

Certain reclassifications have been made to the prior period balances to conform to the current period's presentation.

Stock-Based Compensation
------------------------

The Company has elected to follow Accounting Principles Board Opinion No. 25, (APT 25) "Accounting for Stock Issued to Employees" in accounting for its employee stock option plans. Under APB 25, when the exercise price of the Company's employee stock options equals or is above the market price of the underlying stock on the date of grant, no compensation expense is recognized.

In accounting for options granted to persons other than employees, the provisions of Financial Accounting Standards Board Statement No. 123, (SFAS 123) "Accounting for Stock Based Compensation" are applied in accordance with SFAS 123 at the fair value of these options. In December 2002, SFAS 148 was issued. SFAS 148 amends SFAS 123 to require a more prominent and tabular disclosure of the pro-forma results required by SFAS 123. Both SFQS 123 and SFAS 148 had no impact on the financial statements presented.

                             RENT GUARD CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)



                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

1.  THE COMPANY AND SIGNIFICANT ACCOUNTING POLCIES

Earnings (Loss) Per Share
-------------------------

The Company calculates earnings per share in accordance with SFAS No. 128, "Computation of Earnings Per Share" and SEC Staff Accounting Bulletin No. 98. Accordingly, basic earnings per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the period. Common equivalent shares consist of the incremental common shares issuable upon the conversion of the Preferred Stock (using the if-converted method) and shares issuable upon the exercise of stock opt6ions (using the treasury stock method); common equivalent shares are excluded from the calculation if their effect is anti-dilutive.

Income Taxes
------------

The Company follows Statement of Financial Accounting Standards No. 109, (SFAS
109) "Accounting for Income Taxes". SFAS 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Recent Accounting Pronouncements
--------------------------------

In June 2001 the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations." SFAS 143 addresses financial reporting for obligations associated with the retirement of tangible long-lived assets and the associated retirement costs. SFAS 143 is effective for fiscal years beginning after June 15, 2002. The Company does not expect the adoption of SFAS 143 to have a significant impact on the Company's future financial position or results of operations.

In April 2002 the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44 64, Amendment of FASB Statement No. 13, and Technical Corrections." SFAS 145 updates, clarifies and simplifies certain accounting pronouncements. SFAS 145 is effective in large part for transactions occurring after May 15, 2002. SFAS 145 had no impact on the Company's financial position or results of operations in the year ended December 31, 2002, and it does not expect the adoption of this standard to have an impact on its future financial position or results of operations.

In June 2002 the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities." SFAS 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3. SFAS 146 is effective for exit or disposal activities initiated after December 31, 2002. The Company does not expect the adoption of SFAS 146 to have a significant impact on its future financial position or results of operations.

                             RENT GUARD CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)


                          NOTES TO FINANCIAL STATEMENTS

2.  COMMON STOCK

The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, par value none per share. Shares were issued and outstanding at March 31, 2003.

3.  COMMITMENTS ANDCONTINGENCIES AND OTHER EMPLOYMENT AGREEMENTS

On July 31, 2003 the Company entered into an exclusive rights and service agreement. The exclusive rights and service agreement provides for the Company to receive $1,200,000 over a period of time beginning in September 2003 and the Company granting licenses to provide services, to be defined as "Rent Guard Contracts", in various U.S. states. The Rent Guard Service Contract, when completed, will require the licensee to inspect rental units that have been approved for Rental Guarantee Insurance underwritten by Rent Guard Corporation and one of its underwriters.

On August 1, 2003 an employment agreement with an individual to serve as its President commencing on September 1, 2003.The employment agreement will provide for an annual salary at approximately $110,000 along with reasonable expenses and will remain in force until terminated. The agreement also provides that the President will be granted 400,000 shares of the parent Company's common stock (Rent Shield Corp.) upon the President remaining employed for a period of no less than twenty-four (24) months.

4. PROVISION FOR INCOME TAXES

For the period from inception February 27, 2003 to March 31, 2003 the Company had losses that totaled $20,000. No income tax expense or benefit has been reported in the financial statements due to the uncertainty of future operations.

5. SUBSEQUENT EVENTS

On April 24, 2003, Rent Guard Corporation and Rent Shield Corp. (formerly E. Hobby Network Inc.) (a publicly traded Florida corporation) completed a planned stock exchange Agreement. Under the terms of the agreement Rent Shield issued to the holders of Rent Guard's common stock 66,000,000 shares of its Series A Preferred Stock in exchange of the outstanding shares of Rent Guard's common stock. Each share of preferred stock is entitled to one vote per share and as such the shareholders of Rent Guard Corporation will control approximately 83% of the voting shares.

             SUMMARY UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

The following unaudited pro forma consolidated financial data for Rent Shield Corp. is based on the historical financial statements of Rent Guard Corporation ("Rent Guard") and Rent Shield Corp. ("Rent Shield" or the "Company") and has been prepared on a pro forma basis to give effect to the share exchange transaction, as if the transaction had occurred at January 1, 2002 for each operating period presented. The pro forma information was prepared based upon certain assumptions described below and may not be indicative of results that actually would have occurred had the merger occurred at the beginning of the last full fiscal year presented or of results which may occur in the future. The unaudited pro forma consolidated financial data and accompanying notes should be read in conjunction with the annual and interim financial statements and notes thereto of Rent Guard and the Company appearing elsewhere herein and incorporated by reference into this Form 8-K/A.

The unaudited pro forma consolidated balance sheet as of March 31, 2003 presents the financial position of Rent Shield Corp. as if the share exchange transaction had occurred on that date and was prepared utilizing the audited Rent Guard balance sheet as of March 31, 2003 and the Company's unaudited balance sheet as of March 31, 2003. The pro forma consolidated statements of operations data presented assumes the share exchange transaction at the beginning of the periods presented, it should not be assumed that Rent Guard and the Company would have achieved the unaudited pro forma consolidated results if they had actually been combined during the periods shown.

The share exchange transaction, which occurred on April 24, 2003, will be accounted for as a share exchange transaction purchase. Resulting from the Company's Board of Directors and majority shareholder approving a cancellation of shares held by the Company's majority shareholder, Ms. Susan Parker, and issuance of new shares, and pursuant to an Agreement for the Exchange of Common Stock dated April 24, 2003, control of the Company will change on May 5, 2003. Pursuant to the Agreement, the Company will issue 60,000,000 shares of its Series A Preferred Stock in exchange for all the issued and outstanding stock of Rent Guard Corporation, a Florida corporation. As a result, Rent Guard will become a wholly-owned subsidiary of the Company. Pursuant to the agreement, the Company's majority shareholder, Susan Parker has agreed to cancel 54,000,000 of her 60,000,000 shares of her post split common stock. Prior to the cancellation and issuance of shares, and giving effect to the Company's 3-1 forward split, the Company will have 66,228,600 shares of common stock issued and outstanding and no preferred shares issued and outstanding. As a result of the cancellation and issuance of shares, the Company will have 12,228,600 shares of common stock issued and outstanding and 60,000,000 shares of Series A Preferred Stock issued and outstanding. Each share of preferred stock is entitled to one vote per share. As such, the new shareholders control approximately 83% of the voting shares.

The unaudited pro forma consolidated results are based on estimates and assumptions, which are preliminary and have been made solely for the purpose of developing such pro forma information. The unaudited pro forma consolidated results are not necessarily an indication of the results that would have been achieved had such transactions been consummated as of the dated indicated or that may be achieved in the future.

The unaudited pro forma consolidated results should be read in conjunction with the historical consolidated financial statements and notes thereto set forth herein, and other financial information pertaining to the Company and Rent Guard.

                                RENT SHIELD CORP.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)


                                               Rent Shield      Rent Guard      Pro Forma      Pro Forma
                                                  Corp.        Corporation     Adjustments      Results
                                                March 31,       March 31,
                                                  2003            2003
                                                --------        --------        --------        --------
ASSETS
------

Current Assets:
  Cash and cash equivalents                     $  2,503        $     --              --        $  2,503
  Loan receivable                                    210              --              --             210
                                                --------        --------        --------        --------
        Total Current Assets                       2,713              --              --           2,713

Other Assets:
  Website Costs, net                                 889              --            (889)(2)          --
                                                --------        --------        --------        --------

        Total Assets                            $  3,602        $     --        $   (889)       $  2,713
                                                ========        ========        ========        ========


LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current Liabilities:
  Accounts payable                              $  1,314        $     --        $     --        $  1,314
  Accrued expenses                                11,500              --              --          11,500
                                                --------        --------        --------        --------
        Total Current Liabilities                 12,814              --              --          12,814
                                                --------        --------        --------        --------

Stockholders' Equity:
  Preferred Stock (no par value)                      --              --          20,000(1)       20,000
  Common stock (no par value)                     18,700          20,000         (20,000(1)       18,700
  Additional paid in capital                                                     (28,801(1)      (28,801)
  Retained earnings (deficit)                    (27,912)        (20,000)         28,801(1)      (20,000)
  Retained earnings (deficit)                         --              --             (88(2)           --
                                                --------        --------        --------        --------
        Total Stockholders' Equity (Deficit)      (9,212)             --            (889)        (10,101)
                                                --------        --------        --------        --------

        Total Liabilities and Stockholders'
          Equity                                $  3,602        $     --        $   (889)       $  2,713
                                                ========        ========        ========        ========


____________________

See accompanying notes to these pro forma financial statements.

                                RENT SHIELD CORP.

                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATION
                                   (UNAUDITED)


                                               For the Three Months Ended
                                                     March 31,2003
                                     -------------------------------------------
                                      Rent Shield     Rent Guard,     Pro Forma
                                         Corp.       Corporation     Adjustments
                                         -----       -----------     -----------
 Revenues:                           $         --    $         --    $         --
                                     ------------    ------------    ------------

Operating Expenses:
  General and Adminstrative                    --          20,000              --
  Amortization                                167              --             889(2)
  Hosting Fees and
   Other internet Expenses                    105              --              --
  Office Supplies and Bank Charges             35              --              --
  Organization and Start-Up Costs              --              --              --
  Professional Fees                         1,000              --              --
  Rent                                         --              --              --
  Transfer and Filing Fees                    633              --              --
                                     ------------    ------------    ------------
        Total Operating Expenses            1,940          20,000             889

Other Expenses:
  Interest                                     --              --              --
                                     ------------    ------------    ------------

Income (Loss) Before
  Tax Provision (Credit)                   (1,940)        (20,000)           (889)
                                     ------------    ------------    ------------

Provision For Income Tax (Credit)
  Federal Income Tax
  State Income Tax
                                     ------------    ------------    ------------

        Total Provision For
         Income Tax ( Credit)                  --              --              --
                                     ------------    ------------    ------------

Net Income (Loss)                    $     (1,940)   $    (20,000)   $       (889)
                                     ============    ============    ============

Per Share Information
   Basic                             $         --    $         --              --
                                     ------------    ------------    ------------
   Diluted                           $         --    $         --              --
                                     ------------    ------------    ------------

Weighted Average Shares
  Of Common Stock
    Basic                              12,228,600      12,228,600              --
                                     ============    ============    ============
    Diluted                            42,228,600      42,228,600              --
                                     ============    ============    ============

[RESTUB]

                                                         For The Year Ended
                                                         December 31, 2002
                                     ------------------------------------------------------------
                                      Pro Forma      Rent Shield     Rent Guard,      Pro Forma
                                       Results          Corp.        Corporation       Results
                                       -------          -----         -----------      -------
 Revenues:                           $         --    $         --    $         --    $         --
                                     ------------    ------------    ------------    ------------

Operating Expenses:
  General and Adminstrative                20,000              --              --              --
  Amortization                              1,056             667              --             667
  Hosting Fees and
   Other internet Expenses                    105             420              --             420
  Office Supplies and Bank Charges             35             175              --             175
  Organization and Start-Up Costs              --           5,500              --           5,500
  Professional Fees                         1,000           2,918              --           2,918
  Rent                                         --              --                              --
  Transfer and Filing Fees                    633           5,188              --           5,188
                                     ------------    ------------    ------------    ------------
        Total Operating Expenses           22,829          14,868              --          14,868

Other Expenses:
  Interest                                     --              96              --              --
                                     ------------    ------------    ------------    ------------

Income (Loss) Before
  Tax Provision (Credit)                  (21,940)        (14,964)             --         (14,964)
                                     ------------    ------------    ------------    ------------

Provision For Income Tax (Credit)
  Federal Income Tax
  State Income Tax
                                     ------------    ------------    ------------    ------------

        Total Provision For
         Income Tax ( Credit)                  --              --              --              --
                                     ------------    ------------    ------------    ------------

Net Income (Loss)                    $    (21,940)   $    (14,964)             --    $    (14,964)
                                     ============    ============    ============    ============

Per Share Information
   Basic                             $         --    $         --    $         --    $         --
                                     ------------    ------------    ------------    ------------
   Diluted                           $         --    $         --    $         --    $         --
                                     ------------    ------------    ------------    ------------

Weighted Average Shares
  Of Common Stock
    Basic                              12,228,600      12,228,600      12,228,600      12,228,600
                                     ============    ============    ============    ============
    Diluted                            42,228,600      42,228,600      42,228,600      42,228,600
                                     ============    ============    ============    ============

____________________

See accompanying notes to these pro forma financial statements.

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



On April 24, 2003 Rent Shield Corp. (formerly E. Hobby Network Inc.) and Rent Guard Corporation, ("Rent Guard") a privately held Florida Corporation, completed a planned Stock Exchange Agreement. Under the terms of the agreement Rent Shield issued to the holders of Rent Guard's common stock 60,000,000 shares of its Series A Preferred Stock in exchange of the outstanding shares of Rent Guard's common stock. Each share of preferred stock is entitled to one vote per share and as such the shareholders of Rent Guard Corporation will control approximately 83% of the voting shares.

The share exchange transaction, which occurred on April 24, 2003, will be accounted for as a purchase. Pursuant to the Stock Exchange Agreement, the Company will issue 60,000,000 shares of its Series A Preferred Stock in exchange for all the issued and outstanding stock of Rent Guard. As a result, Rent Guard will become a wholly-owned subsidiary of the Company. Pursuant to the agreement, the Company's majority shareholder, Susan Parker has agreed to cancel 54,000,000 of her 60,000,000 shares of her post split common stock. Prior to the cancellation and issuance of shares, and giving effect to the Company's 3-1 forward split, the Company had 66,228,600 shares of common stock issued and outstanding and no preferred shares issued and outstanding. As a result of the cancellation and issuance of shares, the Company will have 12,228,600 shares of common stock issued and outstanding and 60,000,000 shares of Series A Preferred Stock issued and outstanding. Each share of preferred stock is entitled to one vote per share. As such, the new shareholders control approximately 83% of the voting shares.

As the stockholders of Rent Guard own approximately 83% of Rent Shield's outstanding shares, and therefore have control, they were deemed to be the acquirer and no step up in basis was reflected and no goodwill was recorded by the Company. This accounting treatment is in accordance with the Securities and Exchange Commission staff's view that the acquisition by a public shell of assets of a business from a private company for a significant number of shares should be accounted for at historical costs and accounted for as a reverse merger.

PRO FORMA ADJUSTMENTS

1. To record issuance of 60,000,000 shares of series A Preferred Stock to the shareholders of Rent Guard in exchange for all of their outstanding capital stock and to eliminate the company's accumulated deficit as a result of the reverse acquisition.